For:
Gilman + Ciocia, Inc.
11 Raymond Avenue
Poughkeepsie, New York 12603
Contact:
Michael Ryan
(845) 471-8600

Gilman + Ciocia, Inc. Reports Operating Income Increase of $1,750,000 for Quarter Ended March 31, 2004

Poughkeepsie, NY, May 13, 2004- Gilman + Ciocia, Inc. (Nasdaq NM:GTAX.PK), a leading provider of federal and state income tax preparation and financial services, today announced its results for the third quarter ended March 31, 2004. Total revenues increased by more than $3,500,000 to $18,256,000 for the quarter ended March 31, 2004 from $14,724,000 for the quarter ended March 31, 2003. Operating income increased by $1,750,000 to $1,982,000 for the quarter ending March 31, 2004 from $232,000 for the quarter ended March 31, 2003. Net income for the quarter ended March 31, 2004 was $.18 per share as compared to $.07 per share for the quarter ended March 31, 2003. The number of common shares included in the weighted average calculation of earnings per share was 8,832,724 on March 31, 2004 and 9,666,747 on March 31, 2003.

Revenues for the nine months ended March 31, 2004 increased to $45,389,000 from $42,085,000 compared to the same period a year ago. Net income from continuing operations increased to $498,000 for the nine months ended March 31, 2004 from a loss of $3,910,000 for the nine months ended March 31, 2003. Net income, including discontinued operations, for the nine months ended March 31,2004 was $4,805,000 or $.51 per share as compared to a loss of ($8,738,273) or ($.94) per share for the nine months ended March 31, 2003. The number of common shares included in the weighted average calculation of earnings per share was 9,370,918 on March 31, 2004 and 9,338,851 on March 31, 2003.

Michael P. Ryan, president and chief executive officer of Gilman + Ciocia, Inc. stated, "Our impressive third quarter earnings are the direct result of our continued focus on building our full service tax business while continuing to control fixed expenses."

About Gilman + Ciocia, Inc.

Gilman + Ciocia, Inc. is the first publicly traded company to combine financial planning and tax preparation services. The Company augments its tax preparation services by offering clients financial planning services including securities brokerage, life insurance and annuity brokerage, and mortgage brokerage services. Headquartered in Poughkeepsie, New York, the Company prepares some 26,000 tax returns annually, predominantly to middle and upper income tax brackets clients and has 39 offices in 5 states.

CAUTIONARY STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Statements in this Press release may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Act of 1934, as amended. Any statements contained herein which are not statements of historical facts and that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future shall be deemed to be forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not be even be anticipated. Future events, actual results and performance, financial and otherwise, could differ materially from those set forth in or contemplated by the forward-looking statements herein. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to release publicly any revisions to these forward looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. The inclusion of any statement in this release does not constitute an admission by the Company or any other person that the events or circumstances described in such statement are material. Factors that could cause actual results to differ materially from those in forward-looking statements include, without limitation, various risk factors listed from time to time in the Company's SEC reports.

                                  Tables Follow

Gilman + Ciocia, Inc. and Subsidiaries
Consolidated Statements of Operations

                                                  For the Three Months              For the Nine Months
                                                     Ended March 31,                   Ended March 31,
                                              ---------------------------------------------------------------
                                                  2004             2003             2004             2003
                                              ---------------------------------------------------------------
Revenues:

 Financial planning services                  $ 14,090,700     $ 10,996,139     $ 40,337,794     $ 37,379,645
 Tax preparation fees                            4,165,396        3,728,017        5,050,941        4,705,114
                                              ---------------------------------------------------------------
    Total revenues                              18,256,096       14,724,156       45,388,735       42,084,759
                                              ---------------------------------------------------------------

Operating Expenses:

 Salaries and commissions                       12,228,226       10,837,454       34,562,227       34,629,769
 General and administrative                      2,166,089        1,871,735        5,631,479        6,032,697
 Advertising                                       685,924          397,127          807,502          453,986
 Brokerage fees and licenses                       343,777          215,181        1,198,612        1,104,579
 Rent                                              506,144          689,009        1,621,359        2,333,173
 Depreciation and amortization                     343,707          482,125        1,069,897        1,355,039
 Loss on sale of equipment                              --               --               --           85,326
                                              ---------------------------------------------------------------
    Total operating expenses                    16,273,867       14,492,631       44,891,077       45,994,569
                                              ---------------------------------------------------------------

Income (loss) from
 continuing operations before other           ---------------------------------------------------------------
 income and expenses                             1,982,229          231,525          497,658       (3,909,810)
                                              ---------------------------------------------------------------

Other Income (Expenses):

 Interest and investment income               $     552.00           66,860           28,578           71,299
 Interest expense                                 (372,225)        (344,704)        (822,280)      (1,546,997)
 Other income (expense), net                                             --               --
                                              ---------------------------------------------------------------
    Total other income (expense)                  (371,673)        (277,844)        (793,702)      (1,475,698)
                                              ---------------------------------------------------------------

Loss from continuing operations               ---------------------------------------------------------------
 before income taxes                             1,610,556          (46,319)        (296,044)      (5,385,508)
                                              ---------------------------------------------------------------
                                                        --               --               --               --
                                              ---------------------------------------------------------------
Income taxes (benefit)                              18,428           15,000           19,598           66,500
                                              ---------------------------------------------------------------
                                                        --               --               --               --
                                              ---------------------------------------------------------------
Loss from continuing operations                  1,592,128          (61,319)        (315,642)      (5,452,008)
                                              ---------------------------------------------------------------

Discontinued Operations:

Income (loss) from discontinued operations          10,342         (404,004)        (147,019)      (1,736,774)
                                                        --               --               --               --
Loss on disposal of                                     --               --               --               --
 discontinued operations                      $       0.00        1,137,089        5,388,566       (1,542,991)
                                                        --               --               --               --
Income taxes (benefit)                                  --               --          121,359            6,500
                                                        --               --                                --
                                              ---------------------------------------------------------------
Income (loss) from discontinued operations              --          733,085        5,120,188       (3,286,265)
                                              ---------------------------------------------------------------
                                                        --               --               --               --
Net income (loss)                             $  1,602,470     $    671,766     $  4,804,546     $ (8,738,273)
                                              ===============================================================